Exhibit 99.1

TTM Technologies, Inc., Q2’17	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com 714-327-3050

TTM Technologies, Inc. Reports Fiscal Second Quarter 2017 Results

Results in line with Guidance

COSTA MESA, CA – August 2nd, 2017 – TTM Technologies, Inc. (NASDAQ:TTMI), a leading global printed circuit board (“PCB”) manufacturer, today reported results for the second quarter of fiscal 2017, which ended July 2nd, 2017.

Second Quarter 2017 Highlights

•	Net sales were $627.2 million

•	GAAP net income attributable to stockholders was $20.6 million, or $0.18 per diluted share

•	Non-GAAP net income attributable to stockholders was $33.3 million, or $0.31 per diluted share

•	Excluding a $6.5 million foreign exchange loss, non-GAAP earnings per diluted share would have been $0.36

•	Adjusted EBITDA was $85.5 million

Second Quarter 2017 Financial Results

Net sales for the second quarter of 2017 were $627.2 million, compared to $601.8 million in the second quarter of 2016 and $625.2 million in the first quarter of 2017.

GAAP operating income for the second quarter of 2017 was $45.1 million, compared to $34.7 million in the second quarter of 2016 and $52.6 million in the first quarter of 2017.

GAAP net income attributable to stockholders for the second quarter of 2017 was $20.6 million, or $0.18 per diluted share. This compares to a GAAP net income attributable to stockholders of $18.5 million, or $0.17 per diluted share, in the second quarter of 2016 and a GAAP net income of $33 million, or $0.28 per diluted share, in the first quarter of 2017.

On a non-GAAP basis, net income attributable to stockholders for the second quarter of 2017 was $33.3 million, or $0.31 per diluted share. This compares to non-GAAP net income attributable to stockholders of $28.4 million, or $0.28 per diluted share, for the second quarter of 2016 and $39.2 million, or $0.37 per diluted share, in the first quarter of 2017.

Adjusted EBITDA for the second quarter of 2017 was $85.5 million, or 13.6 percent of net sales, compared to adjusted EBITDA of $90.2 million, or 15.0 percent of net sales, for the second quarter of 2016 and $95.6 million, or 15.3 percent of net sales, for the first quarter of 2017.

“TTM delivered the third consecutive quarter of year on year organic growth at 4 percent and our operating performance was in line with our expectations” said Tom Edman, CEO of TTM. “On a year over year basis, most end markets grew, with the fastest growth coming from the cellular, computing, automotive and the aerospace and defense end markets. Absent a foreign exchange loss due to the weakening dollar, operating results were towards the high end of guidance.”

Business Outlook

For the third quarter of 2017, TTM estimates that revenue will be in the range of $625 million to $675 million, and non-GAAP net income attributable to stockholders will be in the range of $0.29 to $0.35 per diluted share. “Our third quarter is being impacted by a slower start in the normal seasonal ramp of cellular products. We expect this ramp to accelerate in the coming quarters” concluded Tom Edman.

TTM Technologies, Inc., Q2’17	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com 714-327-3050

To Access the Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss second quarter 2017 results and third quarter 2017 outlook on Wednesday, August 2nd, 2017, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call will include forward-looking statements.

Telephone access is available by dialing domestic 877-397-0272 or international 719-325-2322 (ID 5738422). The conference call also will be webcast on TTM’s website at www.ttm.com.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at www.ttm.com.

About TTM

TTM Technologies, Inc. is a leading global printed circuit board manufacturer, focusing on quick-turn and volume production of technologically advanced PCBs, backplane assemblies and electro-mechanical solutions. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

TTM Technologies, Inc., Q2’17	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com 714-327-3050

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	Second Quarter		First Quarter	First Two Quarters
	2017	2016	2017	2017	2016
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
Net sales	$627,182	$601,847	$625,247	$1,252,429	$1,185,105
Cost of goods sold	531,315	504,202	520,228	1,051,543	1,003,897

Gross profit	95,867	97,645	105,019	200,886	181,208

Operating expenses:
Selling and marketing	15,851	16,569	16,655	32,506	33,875
General and administrative	29,885	37,931	30,822	60,707	74,080
Amortization of definite-lived intangibles	5,910	5,949	5,912	11,822	11,896
Restructuring charges	416	3,989	609	1,025	5,902
Impairment of long-lived assets	—	—	—	—	3,346
Gain on sale of assets	(1,251)	(1,472)	(1,549)	(2,800)	(1,472)

Total operating expenses	50,811	62,966	52,449	103,260	127,627

Operating income	45,056	34,679	52,570	97,626	53,581

Interest expense	(12,922)	(20,084)	(13,596)	(26,518)	(41,868)
Other, net	(5,825)	3,191	(1,710)	(7,535)	4,400

Income before income taxes	26,309	17,786	37,264	63,573	16,113
Income tax provision	(5,558)	979	(4,139)	(9,697)	(4,498)

Net income (loss)	$20,751	$18,765	$33,125	$53,876	$11,615

Net income attributable to noncontrolling interest	(160)	(217)	(166)	(326)	(331)

Net income (loss) attributable to stockholders	$20,591	$18,548	$32,959	$53,550	$11,284

Earnings (loss) per share attributable to stockholders:
Basic	$0.20	$0.19	$0.33	$0.53	$0.11
Diluted	$0.18	$0.17	$0.28	$0.46	$0.11

Weighted-average shares used in computing per share amounts:
Basic	101,756	100,170	100,932	101,344	99,883
Diluted	133,224	126,950	130,922	132,073	100,789

Reconciliation of the numerator and denominator used to calculate basic earnings per share and diluted earnings per share:

Net income attributable to stockholders	$20,591	$18,548	$32,959	$53,550
Add back items: interest expense, net of tax	3,432	3,285	3,394	6,826

Adjusted net income attributable to stockholders	$24,023	$21,833	$36,353	$60,376

Weighted-average shares outstanding	101,756	100,170	100,932	101,344
Dilutive effect of convertible debt	25,940	25,940	25,940	25,940
Dilutive effect of warrants	3,924	—	2,183	3,054
Dilutive effect of performance-based stock units, restricted stock units & stock options	1,604	840	1,867	1,735

Diluted shares	133,224	126,950	130,922	132,073

Earnings per share attributable to stockholders:
Basic	$0.20	$0.19	$0.33	$0.53
Diluted	$0.18	$0.17	$0.28	$0.46

SELECTED BALANCE SHEET DATA

	July 3, 2017	January 2, 2017
Cash and cash equivalents, including restricted cash	$246,947	$256,277
Accounts and notes receivable, net	452,796	432,596
Inventories	282,485	269,212
Total current assets	1,025,261	1,012,841
Property, plant and equipment, net	1,034,385	966,638
Other non-current assets	512,304	520,597
Total assets	2,571,950	2,500,076
Short-term debt, including current portion of long-term debt	$110,669	$110,652
Accounts payable	365,254	355,774
Total current liabilities	722,675	689,065
Debt, net of discount	863,847	909,030
Total long-term liabilities	938,684	981,886
Total equity	910,591	829,125
Total liabilities and equity	2,571,950	2,500,076

SUPPLEMENTAL DATA

	Second Quarter		First Quarter	First Two Quarters
	2017	2016	2017	2017	2016
Gross margin	15.3%	16.2%	16.8%	16.0%	15.3%
Operating margin	7.2%	5.8%	8.4%	7.8%	4.5%

End Market Breakdown:

	Second Quarter		First Quarter
	2017	2016	2017
Aerospace/Defense	17%	16%	15%
Automotive	20%	19%	20%
Cellular Phone	13%	10%	14%
Computing/Storage/Peripherals	14%	13%	15%
Medical/Industrial/Instrumentation	15%	16%	15%
Networking/Communications	20%	25%	20%
Other	1%	1%	1%

Stock-based Compensation:

	Second Quarter		First Quarter
	2017	2016	2017
Amount included in:
Cost of goods sold	$639	$429	$394
Selling and marketing	$386	271	253
General and administrative	3,975	2,145	2,981

Total stock-based compensation expense	$5,000	$2,845	$3,628

Operating Segment Data:

	Second Quarter		First Quarter
	2017	2016	2017
Net sales:
PCB	$576,566	$563,574	$586,695
E-M Solutions	52,898	40,427	41,669
Corporate	—	—	—

Total sales	629,464	604,001	628,364
Inter-segment sales	(2,282)	(2,154)	(3,117)

Total net sales	$627,182	$601,847	$625,247

Operating segment income:
PCB	$69,435	$64,970	$82,256
E-M Solutions	2,689	(153)	(1,642)
Corporate	(21,158)	(24,189)	(22,132)

Total operating segment income	50,966	40,628	58,482
Amortization of definite-lived intangibles	(5,910)	(5,949)	(5,912)

Total operating income	45,056	34,679	52,570
Total other expense	(18,747)	(16,893)	(15,306)

Income before income taxes	$26,309	$17,786	$37,264

RECONCILIATIONS1

	Second Quarter		First Quarter	First Two Quarters
	2017	2016	2017	2017	2016
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$95,867	$97,645	$105,019	$200,886	$181,208
Add back item:
Stock-based compensation	639	429	394	1,033	749

Non-GAAP gross profit	$96,506	$98,074	$105,413	$201,919	$181,957

Non-GAAP gross margin	15.4%	16.3%	16.9%	16.1%	15.4%

Non-GAAP operating income reconciliation[3]:
GAAP operating income	$45,056	$34,679	$52,570	$97,626	$53,581
Add back items:
Amortization of definite-lived intangibles	5,910	5,949	5,912	11,822	11,896
Stock-based compensation	5,000	2,845	3,628	8,628	5,091
Gain on sale of assets	(1,251)	(1,472)	(1,549)	(2,800)	(1,472)
Impairments, restructuring, acquisition-related, and other charges	417	4,594	709	1,126	10,544

Non-GAAP operating income	$55,132	$46,595	$61,270	$116,402	$79,640

Non-GAAP operating margin	8.8%	7.7%	9.8%	9.3%	6.7%

Non-GAAP net income and EPS attributable to stockholders reconciliation[4]:
GAAP net income (loss) attributable to stockholders	$20,591	$18,548	$32,959	$53,550	$11,284
Add back items:
Amortization of definite-lived intangibles	5,910	5,949	5,912	11,822	11,896
Stock-based compensation	5,000	2,845	3,628	8,628	5,091
Non-cash interest expense	2,726	5,608	2,627	5,353	11,762
Gain on sale of assets	(1,251)	(1,472)	(1,549)	(2,800)	(1,472)
Impairments, restructuring, acquisition-related, and other charges	417	4,594	709	1,126	10,544
Income taxes	(119)	(7,649)	(5,093)	(5,212)	(6,828)

Non-GAAP net income attributable to stockholders	$33,274	$28,423	$39,193	$72,467	$42,277

Non-GAAP earnings per diluted share attributable to stockholders	$0.31	$0.28	$0.37	$0.68	$0.42

Non-GAAP diluted number of shares[5]:
Diluted shares	133,224	126,950	130,922	132,073	126,730
Dilutive effect of convertible debt	(25,940)	(25,940)	(25,940)	(25,940)	(25,940)

Non-GAAP diluted number of shares	107,284	101,010	104,982	106,133	100,790

Adjusted EBITDA reconciliation[6]:
GAAP net income (loss)	$20,751	$18,765	$33,125	$53,876	$11,615
Add back items:
Income tax provision (benefit)	5,558	(979)	4,139	9,697	4,498
Interest expense	12,922	20,084	13,596	26,518	41,868
Amortization of definite-lived intangibles	5,910	5,949	5,912	11,822	11,896
Depreciation expense	36,146	40,457	36,077	72,223	80,684
Stock-based compensation	5,000	2,845	3,628	8,628	5,091
Gain on sale of assets	(1,251)	(1,472)	(1,549)	(2,800)	(1,472)
Impairments, restructuring, acquisition-related, and other charges	417	4,594	709	1,126	10,544

Adjusted EBITDA	$85,453	$90,243	$95,637	$181,090	$164,724

Adjusted EBITDA margin	13.6%	15.0%	15.3%	14.5%	13.9%

Free cash flow reconciliation:
Operating cash flow	59,114	80,057	49,584	108,698	97,949
Add back items:
Payment of acquisition-related costs	—	691	153	153	3,015

Adjusted operating cash flow	59,114	80,748	49,737	108,851	100,964
Capital expenditures, net	(45,626)	(15,329)	(23,378)	(69,004)	(35,445)

Free cash flow	$13,488	$65,419	$26,359	$39,847	$65,519

[1]	This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income attributable to stockholders, non-GAAP EPS attributable to stockholders, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.
[2]	Non-GAAP gross profit and gross margin measures exclude stock-based compensation expense.
[3]	Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, acquisition-related costs, asset impairments, restructuring and other charges.
[4]	This information provides non-GAAP net income attributable to stockholders and non-GAAP EPS attributable to stockholders, which are non-GAAP financial measures. Management believes that both measures – which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, acquisition-related costs, asset impairments, restructuring and other charges as well as the associated tax impact of these charges and discrete tax items – provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.
[5]	Non-GAAP diluted number of shares used in computing non-GAAP earnings per share attributable to stockholders excludes the dilutive effect of convertible debt.
[6]	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, acquisition-related costs, asset impairments, restructuring and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.